As filed with Securities and Exchange Commission on April 24, 2003.
                                                              FILE NO. 033-81470
                                                                       811-08624
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. / /

                         POST-EFFECTIVE AMENDMENT NO. 15  /X/

                                     AND/OR

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                AMENDMENT NO. 16   /X/

                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------
                        FS Variable Annuity Account Two
                           (Exact Name of Registrant)


                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                           733 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017
              (Address of Depositor's Principal Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code: (310) 772-6000

                            CHRISTINE A. NIXON, ESQ.
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             C/O AIG SUNAMERICA INC.
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2003 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) of Rule 485
[ ] on May 1, 2003 pursuant to paragraph (a) of Rule 485

                         FS VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS


                               December 30, 2002






Incorporated herein by reference to Post-Effective Amendment No. 14 under the Securities Act of 1933 ("the 33 Act") and No. 15 under the Investment Company Act of 1940 ("the 40 Act") to the Registration Statement, file Nos. 033-81470 and 811-08624 on Form N-4, filed on December 20, 2002.

                  PART B - STATEMENT OF ADDITIONAL INFORMATION

        Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


ITEM NUMBER IN FORM N-4                        CAPTION
15. Cover Page...............................  Cover Page

16. Table of Contents........................  Table of Contents

17. General Information and History..........  Description of the Company, the Separate Account and
                                               the General Account (P); Variable Portfolio Options
                                               (P); Additional Information About the Company (P)

18. Services.................................  Contract Charges (P); Custodian (P); Financial
                                               Statements

19. Purchase of Securities Being Offered.....  Purchases, Withdrawals and Contract Value (P)

20. Underwriters.............................  Purchases, Withdrawals and Contract Value (P);
                                               Distribution of Contracts

21. Calculation of Performance Data..........  Performance Data

22. Annuity Payments.........................  Income Phase (P); Annuity Unit Values; Income Payments

23. Financial Statements.....................  Depositor:  Financial Statements; Registrant:
                                               Financial Statements


                                     PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         FS VARIABLE ANNUITY ACCOUNT TWO

                    SUPPLEMENT TO THE VISTA CAPITAL ADVANTAGE
                       PROSPECTUS DATED DECEMBER 31, 2002


The date of the Prospectus has been changed to May 1, 2003.

All references in the Prospectus to the date of the Statement of Additional Information is hereby changed to May 1, 2003.

                       STATEMENT OF ADDITIONAL INFORMATION

                   FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS

                                    ISSUED BY
                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                               IN CONNECTION WITH

                         FS VARIABLE ANNUITY ACCOUNT TWO
                   (Vista Capital Advantage Variable Annuity)

This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2003, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-SUN2 or writing us at:


                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                  May 1, 2003

                                TABLE OF CONTENTS


                                                                               PAGE
                                                                               ----
Performance Data ..........................................................     1

Income Payments ...........................................................     3

Annuity Unit Values .......................................................     4

Taxes .....................................................................     6

Distribution of Contracts .................................................     14

Financial Statements ......................................................     14

                                PERFORMANCE DATA

        Performance data for the various Variable Portfolios are computed in the manner described below.

MONEY MARKET PORTFOLIO


        The annualized current yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 2002 were 0.36% and 0.36%, respectively.


        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

        Base Period Return = (EV-SV-CMF)/(SV)

        where:

        SV    =    value of one Accumulation Unit at the start of a 7 day period

        EV    =    value of one Accumulation Unit at the end of the 7 day period

        CMF   =    an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days


        The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 365/7 to arrive at the portion attributable to the 7 day period.


        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

        Effective Yield = [(Base Period Return + 1)(365/7) - 1]

        The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.

        The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

        The Variable Portfolios of the Separate Account including the Money Market Portfolio compute their performance data as "total return".

        The total returns of the various Variable Portfolios for periods of 1, 3 and 5 years, and since each Variable Portfolio's inception date, are shown below, both with and without an assumed complete redemption at the end of the period.



                         FS VARIABLE ANNUITY ACCOUNT TWO
                            STANDARDIZED PERFORMANCE
              TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDED ON
                    AUGUST 31, 2002 (WITH/WITHOUT REDEMPTION)



---------------------  -------------  -------------  ------------   ------------  -------------
                                                                                    SINCE
                                                                                  VARIABLE
                                                                                  PORTFOLIO
 VARIABLE PORTFOLIO    INCEPTION(1)      1 YEAR        3 YEAR        5 YEAR       INCEPTION
---------------------  -------------  -------------  ------------   ------------  -------------
International Equity     12/22/95     -14.93/-8.93     -9.09/-7.12  -1.70/-1.06    0.02/0.16
Capital Growth           12/06/95     -28.90/-22.90    -6.94/-5.05  -2.60/-1.95    3.79/3.91
Growth and Income        12/06/95     -23.03/-17.03   -11.85/-9.75  -4.64/-3.93    2.48/2.61
Asset Allocation         12/22/95     -16.28/-10.28    -8.88/-6.91  -3.30/-2.62    1.44/1.58
U.S. Government          12/22/95       1.24/7.24       6.03/-7.49   5.31/5.79     4.73/4.84


(1) This represents the date the Variable Portfolio became available in the Separate Account.

        Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                P(1+T)(n) = ERV

        where:

                P     = a hypothetical initial payment of $1,000
                T     = average annual total return
                n     = number of years

               ERV    =    ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

        The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

        For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

        For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Variable Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

        For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

        (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

        The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

        ILLUSTRATIVE EXAMPLE

        Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in

September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

                      NIF     = ($11.46/$11.44)

                              = 1.00174825

        ILLUSTRATIVE EXAMPLE

        The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                      1/[(1.035)(1/12)] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

              $10.103523 x 1.00174825 x 0.99713732 = $10.092213

        To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

        The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE INCOME PAYMENTS

        ILLUSTRATIVE EXAMPLE

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is

$13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

        P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

              Annuity Units = $630.95/$13.256932 = 47.593968

        P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

             Second Payment = 47.593968 x $13.327695 = $634.32

        The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

        Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES

GENERAL

        Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances.

        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

        For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

        An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; and (3) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION -- SEPARATE ACCOUNT INVESTMENTS

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of nonqualified variable annuity contracts. These requirements generally do not apply to Qualified Contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

        Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

        The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

        An assignment of a contract may have tax consequences, if the assignment is not part of a permitted loan program under an employer-sponsored plan, and may also be prohibited by the Employee Retirement Income Security Act of 1974 ("ERISA") in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

TAX TREATMENT OF GIFTING A CONTRACT

        If you transfer ownership of your Contract to a person other than your spouse or former spouse incident to divorce, and receive payment less than the Contract's value, you will be liable for the tax on the Contract's value above your purchase payments not previously withdrawn. The new Contract owner's purchase payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

TRUSTEE TO TRUSTEE TRANSFERS

        The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs). Withdrawals can only be made when an owner: (1) reaches age 59-1/2; (2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) experiences a hardship (as defined in the IRC). In the case of hardship, the owner can only withdraw Purchase Payments. Transfers of amounts from one TSA contract to another TSA contract under section 403(b) or to a custodial account under section 403(b)(7) are not considered distributions, and thus are not subject to these withdrawal limitations.

        Trustee to trustee transfers can also be permitted between IRAs, and between contracts or accounts established under the same employer-sponsored plans. Such transfers may, however, be subject to limitations under the annuity contract.

PARTIAL 1035 EXCHANGES

        Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract. Historically, it was presumed that only the exchange of an entire contact, as opposed to a partial exchange, would be accorded tax-free status. In 1998 in Conway vs. Commissioner, the Tax Court held that the direct transfer of a portion of an annuity contract into another annuity contract qualified as a non-taxable exchange. On November 22, 1999, the Internal Revenue Service filed an Action on Decision which indicated that it acquiesced in the Tax Court decision in Conway. However, in its acquiescence with the decision of the Tax Court, the Internal Revenue Service stated that it will challenge transactions where taxpayers enter into a series of partial exchanges and annuitizations as part of a design to avoid application of the 10% premature distribution penalty or other limitations imposed on annuity contracts under Section 72 of the Code. In the absence of further guidance from the Internal Revenue Service it is unclear what specific types of partial exchange designs and transactions will be challenged by the

Internal Revenue Service. Due to the uncertainty in this area owners should seek their own tax advice.

QUALIFIED PLANS

        The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to limitations under the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan.

        Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

        Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a) PLANS OF SELF-EMPLOYED INDIVIDUALS: "H.R. 10 PLANS"

        Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) TAX-SHELTERED ANNUITIES

        Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2002 is $11,000. The limit may be increased by up to $3,000 for employees with at least fifteen years of full-time equivalent service with the employer, and by an additional $1,000 in 2002 for employees age 50 or older, provided that other applicable requirements are satisfied. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c) INDIVIDUAL RETIREMENT ANNUITIES

        Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum contribution for 2002 is $3,000. Individuals age 50 or older may be able to contribute an additional $500 in 2002. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d) ROTH IRAs

        Section 408(A) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular Individual Retirement Annuity or Individual Retirement Account under
Section 408 of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Unlike IRAs, to which everyone can contribute even if they cannot deduct the full contribution, income limits for Roth IRAs are limitations on who can establish such a contract. Certain persons may be eligible to convert a regular IRA into a Roth IRA. If they elect such a conversion, they generally also will be required to pay taxes on any previously untaxed amounts included in the amount converted. If the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) CORPORATE PENSION AND PROFIT-SHARING PLANS

        Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans, including 401(k) plans, for employees. These plans can also be established by public employers (although public employers cannot establish 401(k) plans) and by private employers that are not "corporations". These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) ELIGIBLE DEFERRED COMPENSATION PLANS -- SECTION 457(b)

        Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. As of January 1, 1999, all 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.

ECONOMIC GROWTH AND TAX RELIEF

        For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) expands the range of eligible tax-free rollover distributions that may be made among qualified contracts. The changes made to the IRC by EGTRRA are scheduled to expire on December 31, 2010. Congress may, however, decide to promulgate legislation making the changes permanent or delaying their expiration. Furthermore, a number of states have not enacted legislation that conforms the state tax treatment of these contributions and distributions to the federal standard. In the absence of legislation or guidance from these non-conforming states, the state tax treatment of these funds, including any transfer or rollover that is permitted under EGTRRA but was not permitted prior to 2002, is currently unclear.


                            DISTRIBUTION OF CONTRACTS


        J. P. Morgan Fund Distributors, Inc. ("JPMFD"), located at 522 Fifth Avenue, New York, New York 10036, serves as the principal underwriter of the contracts. JPMFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.

        JPMFD has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by the Company to sell its variable annuities. Such broker/dealers will receive compensation as described in the prospectus. For the years ended August 31, 2002, 2001, 2000 and 1999 no commissions were paid to JPMFD as principal underwriter of the contracts. Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS



The financial statements of First SunAmerica Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, are presented in this Statement of Additional Information. The financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts. The financial statements of FS Variable Annuity Account Two at August 31, 2002, and for each of the two years in the period ended August 31, 2002, are incorporated herein by reference to Post-Effective Amendment No. 14 under the Securities Act of 1933 ("33 Act") and No. 15 under the Investment Company Act of 1940 ("40 Act") to this Registration Statement file No. 033-81470 and 811-08624 filed on Form N-4 on December 20, 2002.

        PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          INDEX TO FINANCIAL STATEMENTS

                                                                        Page
                                                                      Number(s)
                                                                      ---------
Report of Independent Accountants                                       F-2

Balance Sheet - December 31, 2002 and December 31, 2001                 F-3

Statement of Income and Comprehensive Income - Years Ended
  December 31, 2002, December 31, 2001, and
  December 31, 2000                                                  F-4 to F-5

Statement of Cash Flows - Years Ended December 31, 2002,
  December 31, 2001, and December 31, 2000                           F-6 to F-7

Notes to Financial Statements                                        F-8 to F-25

                        Report of Independent Accountants


To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:


In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company, an indirect wholly owned subsidiary of American International Group, Inc., at December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for interest income and impairment of certain beneficial interests in securitized financial assets in 2001.

PricewaterhouseCoopers LLP
Los Angeles, California
February 11, 2003

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                  BALANCE SHEET

                                                                    December 31,
                                                           ---------------------------
                                                               2002             2001
                                                           -----------    ------------
                                                                  (in thousands)
ASSETS
Investments and cash:
  Cash and short-term investments                          $    37,955    $     28,982
  Bonds, notes and redeemable
    preferred stocks available for sale,
    at fair value (amortized cost:
    December 31, 2002, $1,375,026;
    December 31, 2001, $1,122,577)                           1,410,053       1,128,203
  Mortgage loans                                               193,035         172,626
  Policy loans                                                  36,052          37,343
  Common stocks available for sale, at
    fair value (cost: December 31, 2002,
    $1,629; December 31, 2001, $871)                             1,140             544
  Other invested assets                                         29,569             ---
                                                             ---------       ---------
  Total investments and cash                                  1707,804       1,367,698
Variable annuity assets held in separate
  accounts                                                     399,017         514,203
Accrued investment income                                       15,849          12,312
Deferred acquisition costs                                     104,459         100,182
Income taxes currently receivable from Parent                    9,831             ---
Deferred income taxes                                              ---           1,947
Receivable from brokers                                          1,025             ---
Other assets                                                     1,401           2,261
                                                             ---------       ---------
TOTAL ASSETS                                               $ 2,239,386    $  1,998,603
                                                           ===========    ============
LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts                     $ 1,290,702    $  1,024,830
  Reserves for universal life insurance
    contracts                                                  237,862         248,161
  Income taxes currently payable to Parent                         ---           3,719
  Securities loaned under collateral agreements                 29,569             ---
  Other liabilities                                             38,804          14,111
                                                             ---------       ---------
Total reserves, payables and accrued
  liabilities                                                1,596,937       1,290,821
                                                             ---------       ---------
Variable annuity liabilities related to
  separate accounts                                            399,017         514,203
                                                             ---------       ---------
Deferred income taxes                                           30,394             ---
                                                             ---------       ---------
Shareholder's equity:
  Common stock                                                   3,000           3,000
  Additional paid-in capital                                   144,428         144,428
  Retained earnings                                             51,740          44,982
  Accumulated other comprehensive income                        13,870           1,169
                                                             ---------       ---------
  Total shareholder's equity                                   213,038         193,579
                                                             ---------       ---------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                 $ 2,239,386  $    1,998,603
                                                           ===========  ==============

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                            Years Ended December 31,

                                                          Years Ended December 31,
                                                -----------------------------------------
                                                    2002           2001            2000
                                                ---------       ---------       ---------
                                                              (In thousands)
Investment income                               $  97,380       $ 100,952       $ 119,729
                                                ---------       ---------       ---------
Interest expense on:
  Fixed annuity contracts                         (47,186)        (51,320)        (65,097)
  Universal life insurance contracts              (11,489)        (11,815)        (12,363)
  Securities lending agreements                       (53)           --              --
                                                ---------       ---------       ---------
  Total interest expense                          (58,728)        (63,135)         77,460
                                                ---------       ---------       ---------
NET INVESTMENT INCOME                              38,652          37,817          42,269
                                                ---------       ---------       ---------
NET REALIZED INVESTMENT LOSSES                    (10,025)        (19,266)        (20,779)
                                                ---------       ---------       ---------
Fee income:
  Variable annuity fees                             9,003           8,041           9,140
  Universal life insurance fees, net                3,291           3,400           2,166
  Surrender charges                                 1,854           2,141           3,776
                                                ---------       ---------       ---------
TOTAL FEE INCOME                                   14,148          13,582          15,082
                                                ---------       ---------       ---------
GENERAL AND ADMINISTRATIVE EXPENSES                (8,112)          (4341)         (4,945)
                                                ---------       ---------       ---------
AMORTIZATION OF DEFERRED ACQUISITION COSTS        (16,367)         (11629)        (19,399)
                                                ---------       ---------       ---------
ANNUAL COMMISSIONS                                   (771)           (724)           (619)
                                                ---------       ---------       ---------
GUARANTEED MINIMUM DEATH BENEFITS                  (1,735)           (546)             (4)
                                                ---------       ---------       ---------
PRETAX INCOME BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                                15,790          14,893          11,605
                                                ---------       ---------       ---------
Income tax expense                                 (9,032)         (6,180)         (4,325)
                                                ---------       ---------       ---------
INCOME BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                                 6,758           8,713           7,280
                                                ---------       ---------       ---------
CUMULATIVE EFFECT OF ACCOUNTING CHANGE,
  NET OF TAX                                         --              (520)           --
                                                ---------       ---------       ---------
NET INCOME                                      $   6,758       $   8,193       $   7,280
                                                ---------       ---------       ---------

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                                                           Years Ended December 31,
                                                                 --------------------------------------------
                                                                    2002              2001             2000
                                                                  -----------      -----------     -----------
                                                                                (In thousands)
OTHER COMPREHENSIVE INCOME NET OF TAX:
    Net unrealized gains on debt and equity
       securities available for sale identified
      in the current period (net of income tax
       expense of $5,643, $2,515, and $4,855 for
       the years ended December 31, 2002,
      2001 and 2000, respectively)                                $    10,480      $    4,669      $     9,019

    Less reclassification adjustment for net
       realized losses included in net income
       (net of income tax benefit of $1,196, $3,225
        and $5,433 for the years ended December 31, 2002,
        2001, and 2000,
        respectively)                                                   2,221            5,989          10,089
                                                                  -----------      -----------     -----------
OTHER COMPREHENSIVE INCOME                                             12,701           10,658          19,108
                                                                  -----------      -----------     -----------
COMPREHENSIVE INCOME                                              $    19,459      $    18,851     $    26,388
                                                                  ===========      ===========     ===========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                             STATEMENT OF CASH FLOWS

                                                                               Years Ended December 31,
                                                                      ------------------------------------------
                                                                          2002           2001            2000
                                                                      ------------    -----------     ----------
                                                                                    (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                        $   6,758       $   8,193       $   7,280
    Adjustments to reconcile net
      income to net cash provided
      by operating activities:
         Cumulative effect of
             accounting change, net of tax                                 --               520            --
         Interest credited to:
             Fixed annuity contracts                                     47,186          51,320          65,097
             Universal life insurance contracts                          11,489          11,815          12,363
             Net realized investment losses                              10,025          19,266          20,779
             Accretion of net discounts on investments                   (1,241)         (2,999)         (4,538)
             Amortization of deferred acquisition costs                  16,367          11,629          19,399
             Acquisition costs deferred                                 (30,345)         (8,160)         (9,113)
             Provision for deferred income taxes                         25,503             507              73
       Change in:
             Accrued investment income                                   (3,537)          2,497           9,267
             Income taxes currently receivable from/
             payable to Parent                                          (13,550)         11,786          (1,429)
             Other liabilities                                           (3,955)         (8,447)         (1,938)
             Other, net                                                     510           1,100             868
                                                                      ---------       ---------       ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                65,210          99,027         118,108
                                                                      ---------       ---------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of:
      Bonds, notes and redeemable preferred stock                      (604,280)       (266,757)        (33,317)
      Mortgage loans                                                    (45,944)        (31,540)         (7,158)
      Common stock                                                         (845)            (58)           (813)
      Other investments, excluding
         short-term investments                                            (417)           (229)           --
   Sales of:
      Bonds, notes and redeemable preferred stock                       219,856         246,769         171,702
         Other investments, excluding
         short-term investments                                              49              42             487
   Redemptions and maturities of:
      Bonds, notes and redeemable preferred stock                       121,907         149,150         162,464
      Mortgage loans                                                     25,833          26,813          51,998
      Other investments, excluding
         short-term investments                                           1,709           2,767           2,324
   Short-term investments received
      from (transferred to) AIG SunAmerica Life Assurance
      Company relating to assumption reinsurance transaction
      with MBL Life Assurance Corporation                                  --              --           (16,741)
                                                                      ---------       ---------       ---------
NET CASH (USED IN) PROVIDED BY INVESTING ACTIVITIES                   $(282,132)      $ 126,957       $ 330,946
                                                                      ---------       ---------       ---------

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
                       STATEMENT OF CASH FLOWS (Continued)

                                                                   Years Ended December 31,
                                                         -----------------------------------------
                                                           2002            2001            2000
                                                         ---------      ---------        ---------
                                                                      (In thousands)
CASH FLOWS FROM FINANCING ACTIVITIES:
    Premium receipts on:
       Fixed annuity contracts                           $ 390,318       $  66,463       $  41,365
       Universal life insurance contracts                    9,712          10,466          10,931
    Net exchanges from (to) the fixed accounts of
       variable annuity contracts                           23,542         (33,539)        (47,090)
    Withdrawal payments on:
       Fixed annuity contracts                            (137,007)       (207,166)       (355,023)
       Universal life insurance contracts                  (10,740)        (11,565)        (17,541)
    Claims and annuity payments on:
       Fixed annuity contracts                             (28,271)        (30,242)        (33,171)
       Universal life insurance contracts                  (20,005)        (17,567)        (28,611)
    Net repayments of other short-term
       financings                                           (1,654)         (1,656)         (8,560)
    Dividend paid to Parent                                   --           (12,900)           --
                                                         ---------       ---------       ---------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES        225,895        (237,706)       (437,700)
                                                         ---------       ---------       ---------

NET INCREASE (DECREASE) IN CASH
    AND SHORT-TERM INVESTMENTS                               8,973         (11,722)         11,354

CASH AND SHORT-TERM INVESTMENTS
    AT BEGINNING OF PERIOD                                  28,982          40,704          29,350
                                                         ---------       ---------       ---------


CASH AND SHORT-TERM INVESTMENTS
    AT END OF PERIOD                                     $  37,955       $  28,982       $  40,704
                                                         =========       =========       =========
SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid on indebtedness                            $      53       $    --         $    --
                                                         =========       =========       =========
Net income taxes (refunded by) paid to Parent            $  (2,922)      $  (6,113)      $   5,681
                                                         =========       =========       =========

                 See accompanying notes to financial statements

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    NATURE OF OPERATIONS

First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company engaged principally in the business of selling and administering fixed and variable annuities and universal life contracts in the State of New York.

The Company's net investment income and net realized investment losses and fee income by primary product line or service are as follows:

                                       Years Ended December 31,
                                   -------------------------------
                                    2002         2001       2000
                                   -------     --------    -------
                                            (In thousands)
Net investment income              $38,652       37,817    $42,269
                                   -------       ------    -------
Net realized investment losses
  on fixed rate products           (10,025)    $(19,266)   (20,779)
                                   -------     --------    -------

Fee income:
  Variable annuity fees              9,003        8,041      9,140
  Universal life insurance fees      3,291        3,400      2,166
  Surrender charges, principally
    fixed-rate products              1,854        2,141      3,776
                                   -------     --------    -------
  Total fee income                  14,148       13,582     15,082
                                   -------     --------    -------
Total                              $42,775     $ 32,133    $36,572
                                   =======     ========    =======



Substantially all of the Company's revenues are derived from the State of New York. Products are marketed through affiliated and independent broker-dealers, full-service securities firms and financial institutions. One independent selling organization represented approximately 19.3% of sales in the year ended December 31, 2002. Two independent selling organizations represented approximately 35.7% and 8.3% of sales in the year ended December 31, 2001 and approximately 13.7% and 10.8% of sales in the year ended December 31, 2000. No other independent selling organization was responsible for more than 10% of sales for any such periods.

In addition, the Company's nine affiliated broker-dealers were responsible for 4.8%, 17.4% and 30.5% of sales in the years ended December 31, 2002, 2001 and 2000, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

1.    NATURE OF OPERATIONS (Continued)

      The Company is a direct wholly owned subsidiary of SunAmerica Life Insurance Company ("the Parent"), which is a wholly owned subsidiary of AIG SunAmerica Inc. ("SAI"), a subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services, retirement services and retirement savings and asset management.

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

      Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholder liabilities upon receipt.

      The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to the accumulated other comprehensive income or loss component of shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when declines in value are considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Policy loans are carried at unpaid balances. Real estate is carried at the lower of cost or net realizable value.

      Other invested assets consist principally of invested collateral with respect to the Company's securities lending program. The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The Company monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral is recorded as net investment income while interest paid on the securities lending agreements and the related management fees paid to administer the program are recorded as interest expense in the statement of operations and comprehensive income.

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      DEFERRED ACQUISITION COSTS ("DAC"): Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, variable annuity fees, universal life insurance fees, guarantee costs, surrender charges and direct administrative expenses. DAC consists of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business. The Company capitalized DAC of $30,345,000, $8,160,000 and $9,113,000 for the years ended December 31, 2002, 2001 and 2000, respectively.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale which is a component of accumulated other comprehensive income (loss) and is credited or charged directly to shareholder's equity. DAC has been decreased by $13,200,000 and $3,500,000 at December 31, 2002 and 2001, respectively, for this adjustment.

      AMORTIZATION OF DEFERRED ACQUISITION COSTS: DAC is amortized based on a percentage of expected gross profits ("EGPs") over the life of the underlying policies. EGPs are computed based on assumptions related to the underlying policies written, including their anticipated duration, the growth rate of the separate account assets (with respect to variable annuities) or general account assets (with respect to fixed annuities) supporting the annuity obligations, costs of providing for policy guarantees, and the level of guarantee costs and expenses necessary to maintain the policies. The Company adjusts DAC amortization (a "DAC unlocking") when estimates of current or future gross profits to be realized from its annuity policies are revised.

      The assumption for the long-term annual net growth of the separate account assets used by the Company in the determination of DAC amortization with respect to its variable annuity policies is 10% (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10% long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15% during the first year following the introduction of a product, the DAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9%, resulting in an average annual growth rate of 10% during the life of the product. Similarly, following periods of below 10% performance, the model will assume a short-term growth rate higher than 10%. A DAC unlocking will occur if management deems the short-term growth rate (i.e., the growth rate required to revert to the mean 10% growth rate over a five-year period) to be unreasonable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry.

      The Company reviews the carrying value of DAC on at least an annual basis. Management considers estimated future gross profit margins as well as expected mortality, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

      VARIABLE ANNUITY ASSETS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS: The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the statement of income.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


      RESERVES FOR FIXED ANNUITY AND UNIVERSAL LIFE INSURANCE CONTRACTS:
      Reserves for fixed annuity and universal life insurance contracts are accounted for in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

      SECURITIES LOANED UNDER COLLATERAL AGREEMENTS: The Company has entered into a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The affiliated lending agent receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102% of the value of the loaned securities. Such collateral is not available for the general use of the Company.

      FEE INCOME: Variable annuity fees, universal life insurance fees and surrender charges are recorded in income when earned.

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of the Parent and its affiliate, AIG SunAmerica Life Assurance Company ("AIG SALAC"). Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax basis of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: In January 2001, the Emerging Issues Task Force of the FASB ("EITF") issued EITF 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). EITF 99-20 provides guidance on the calculation of interest income and the recognition of impairments related to beneficial interests held in an investment portfolio. Beneficial interests are investments that represent rights to receive specified cash flows from a pool of underlying assets (i.e., collateralized debt obligations). In accordance with the transition provisions of EITF 99-20, the Company recorded in its statement of income and comprehensive income for 2001 a cumulative effect of an accounting change adjustment loss of $520,000 ($800,000 before tax).

3.    ACQUISITION

      On December 31, 1998, AIG SALAC acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. Included in the block of

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.    ACQUISITION (Continued)


      business acquired from MBL Life were policies whose owners are residents of the State of New York (the "New York Business"). The $128,420,000 purchase price was allocated between the Company and AIG SALAC based on the estimated future gross profits of the two blocks of business. The portion allocated to the Company was $10,000,000.

      As part of the Acquisition, AIG SALAC received $242,473,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. Included in the AIG SALAC's reserves transferred to the Company in 1999 were $34,657,000 of such policy enhancement reserves. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. Based upon final actuarial calculations performed in the first quarter of 2000, $16,741,000 of such reserves were returned to AIG SALAC by the Company. The enhancements are to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. The Company's portion of the payment due on June 30, 2002, June 30, 2001 and January 1, 2000 amounted to $4,012,000, $4,369,000 and $4,911,000 respectively and were either credited to these policyholders or paid as benefits through withdrawals or accelerated death benefits during 2002, 2001 and 2000. The Company's reserve for the remaining payments totaled $4,066,000 at December 31, 2002.

4.    INVESTMENTS

      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by major category follow:

                                                      Amortized        Estimated
                                                           Cost       Fair Value
                                                     ----------       ----------
                                                            (In thousands)
AT DECEMBER 31, 2002:

Securities of the United States
       Government                                    $    3,074       $    3,208
Mortgage-backed securities                              442,675          471,065
Securities of public utilities                           74,205           75,470
Corporate bonds and notes                               619,304          638,266
Other debt securities                                   235,768          222,044
                                                     ----------       ----------

       Total                                         $1,375,026       $1,410,053
                                                     ==========       ==========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.    INVESTMENTS (Continued)

                                                      Amortized        Estimated
                                                           Cost       Fair Value
                                                     ----------       ----------
                                                           (In thousands)
AT DECEMBER 31, 2001:

Securities of the United States
  Government                                         $    1,996       $    1,993
Mortgage-backed securities                              494,719          503,999
Securities of public utilities                           53,423           53,817
Corporate bonds and notes                               417,318          415,343
Other debt securities                                   155,121          153,051
                                                     ----------       ----------

       Total                                         $1,122,577       $1,128,203
                                                     ==========       ==========


      The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks by contractual maturity, as of December 31, 2002, follow:

                                                                       Estimated
                                                      Amortized             Fair
                                                           Cost            Value
                                                     ----------       ----------
                                                           (In thousands)

Due in one year or less                              $   61,177       $   61,198
Due after one year through five years                   387,911          403,915
Due after five years through ten years                  378,074          368,668
Due after ten years                                     105,189          105,207
Mortgage-backed securities                              442,675          471,065
                                                     ----------       ----------

       Total                                         $1,375,026       $1,410,053
                                                     ==========       ==========


      Actual maturities of bonds, notes and redeemable preferred stocks may differ from those shown above due to prepayments and redemptions.

      Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks by major category follow:

                                                          Gross            Gross
                                                     Unrealized       Unrealized
                                                          Gains           Losses
                                                     ----------       ----------
                                                           (In thousands)
AT DECEMBER 31, 2002:

Securities of the United States
       Government                                      $    133        $      --
Mortgage-backed securities                               28,484              (94)
Securities of public utilities                            2,632           (1,366)
Corporate bonds and notes                                30,261          (11,299)
Other debt securities                                     1,421          (15,145)
                                                     ----------       ----------

       Total                                           $ 62,931       $  (27,904)
                                                     ==========       ==========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.    INVESTMENTS (Continued)

                                                          Gross            Gross
                                                     Unrealized       Unrealized
                                                          Gains           Losses
                                                     ----------       ----------
                                                           (In thousands)
AT DECEMBER 31, 2001:
Securities of the United States
   Government                                          $     --        $      (3)
Mortgage-backed securities                               11,270           (1,990)
Securities of public utilities                              810             (416)
Corporate bonds and notes                                13,903          (15,878)
Other debt securities                                       914           (2,984)
                                                     ----------       ----------
Total                                                  $ 26,897        $ (21,271)
                                                     ==========       ==========

      Gross unrealized gains on equity securities aggregated $22,000 and $12,000 at December 31, 2002 and 2001, respectively. Gross unrealized losses on equity securities aggregated $511,000 and $339,000 at December 31, 2002 and 2001, respectively.

      Gross realized investment gains and losses on sales of investments are as follows:

                                                Years Ended December 31,
                                         --------------------------------------
                                           2002           2001           2000
                                         --------       --------       --------
                                                     (In thousands)
BONDS, NOTES AND REDEEMABLE
 PREFERRED STOCKS:
       Realized gains                    $  8,522       $  8,220       $  3,221
       Realized losses                     (8,677)       (10,222)        (3,147)

OTHER INVESTMENTS:
       Realized gains                          --             42             --
       Realized losses                       (355)            --            (48)

IMPAIRMENT WRITEDOWNS                      (9,515)       (17,306)       (20,805)
                                         --------       --------       --------
       Total net realized
       investment losses                 $(10,025)      $(19,266)      $(20,779)
                                         ========       ========       ========

      The sources and related amounts of investment income are as follows:

                                                Years Ended December 31,
                                         --------------------------------------
                                           2002           2001           2000
                                         --------       --------       --------
                                                     (In thousands)
Short-term investments                   $  1,441       $  1,661       $  1,671
Bonds and notes                            80,518         83,449         99,241
Mortgage loans                             13,000         14,068         17,547
Other invested assets                       3,001          3,022          3,127
                                         --------       --------       --------

Gross investment income                    97,960        102,200        121,586
Less: investment expenses                    (580)        (1,248)        (1,857)
                                         --------       --------       --------

Total investment income                  $ 97,380       $100,952       $119,729
                                         ========       ========       ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

4.    INVESTMENTS (Continued)

      The carrying value of investments in any one entity or its affiliates exceeding 10% of the Company's shareholder's equity at December 31, 2002 is as follows:

            Mortgage
                  Warner Center Plaza          $24,387,000
            Bonds
                  Kroger Co.                   $23,102,000


      At December 31, 2002, bonds and notes included $55,712,000 of bonds and notes not rated investment grade. These non-investment-grade securities are comprised of bonds spanning 22 industries with 13% concentrated in telecommunications and 12% concentrated in energy. No other industry concentration constituted more than 10% of these assets.

      At December 31, 2002, mortgage loans were collateralized by properties located in 29 states, with loans totaling approximately 31% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 13% by properties located in Texas and approximately 11% by properties located in Michigan and no more than 10% of the portfolio was secured by properties located in any other single state.

      At December 31, 2002, the carrying value, which approximates its estimated fair value, of all investments in default as to the payment of principal or interest totaled $5,657,000.

      At December 31, 2002, $615,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

5.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information. For securities which do not have readily determinable market prices, we estimate their fair value with internally prepared valuations (including those based on estimates of future profitability). Otherwise, we use our most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      POLICY LOANS: Carrying value is considered a reasonable estimate of fair value.

      COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Variable annuity liabilities are carried at the market value of the underlying securities of the variable annuity assets held in separate accounts.

      SECURITIES HELD/LOANED UNDER COLLATERAL AGREEMENTS: Carrying value is considered to be a reasonable estimate of fair value.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      The estimated fair values of the Company's financial instruments at December 31, 2002 and December 31, 2001, compared with their respective carrying values, are as follows:

                                                         Carrying           Fair
                                                            Value          Value
                                                       ----------     ----------
                                                            (In thousands)
DECEMBER 31, 2002:

ASSETS:

       Cash and short-term investments                 $   37,955     $   37,955
       Bonds and notes                                  1,410,053      1,410,053
       Mortgage loans                                     193,035        213,212
       Policy loans                                        36,052         36,052
       Common stock                                         1,140          1,140
       Securities held under collateral
              agreements                                   29,569         29,569
       Variable annuity assets held in
              separate accounts                           399,017        399,017

LIABILITIES:

       Reserves for fixed annuity contracts            $1,290,702     $1,255,463
       Securities held under collateral
              Agreements                                   29,569         29,569
       Variable annuity liabilities related
              to separate accounts                        399,017        399,017


                                                         Carrying           Fair
                                                            Value          Value
                                                       ----------     ----------
                                                            (In thousands)
DECEMBER 31, 2001:

ASSETS:

       Cash and short-term investments                 $   28,982     $   28,982
       Bonds and notes                                  1,128,203      1,128,203
       Mortgage loans                                     172,626        181,276
       Policy loans                                        37,343         37,343
       Common stock                                           544            544
       Variable annuity assets held in
              separate accounts                           514,203        514,203

LIABILITIES:

       Reserves for fixed annuity contracts            $1,024,830     $  979,473
       Variable annuity liabilities related
              to separate accounts                        514,203        514,203

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.    REINSURANCE

      The business which was assumed from MBL Life is subject to existing reinsurance ceded agreements. The agreements, which represent predominantly yearly renewable term insurance, allow for maximum retention on any single life of $2,000,000. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 2000 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 2002, a total reserve credit of $1,141,000 was taken against the life insurance reserves.

      With respect to the Company's reinsurance, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

7.    COMMITMENTS AND CONTINGENT LIABILITIES

      Various lawsuits against the Company have arisen in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company. The Company previously reported on a matter, McMurdie et al. v. SunAmerica et al., Case No. BC 194082, filed on July 10, 1998 in the Superior Court for the County of Los Angeles. The lawsuit was settled in September 2002.

      The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

      The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.    COMMITMENTS AND CONTINGENT LIABILITIES (Continued)

      of the Support Agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and annual reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and annual reports on Form 10-Q, which are available from the Securities and Exchange Commission.

      In the ordinary course of business, the Company is obligated to purchase approximately $16,000,000 of asset backed securities as of December 31, 2002. The expiration dates of these commitments are as follows: $7,000,000 in 2003, $4,000,000 in 2004 and $5,000,000 in 2006.

      The Company guarantees a minimum level of death benefits for the majority of the Company's separate account contracts. If assets in these separate accounts are insufficient to fund minimum policy benefits, the Company is obligated to pay the difference.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

8.    SHAREHOLDER'S EQUITY

      The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 2002 and December 31, 2001, 300 shares were outstanding.

      Changes in shareholder's equity are as follows:

                                                   Years Ended December 31,
                                             -----------------------------------
                                               2002         2001         2000
                                             ---------    ---------    ---------

                                                       (In thousands)
ADDITIONAL PAID-IN
       CAPITAL:
       Beginning balances                    $ 144,428    $ 144,428    $ 144,428
                                             ---------    ---------    ---------
Ending balances                              $ 144,428    $ 144,428    $ 144,428
                                             =========    =========    =========
RETAINED EARNINGS:
       Beginning balances                    $  44,982    $  49,689    $  42,409
       Net income                                6,758        8,193        7,280
       Dividend paid to Parent                      --      (12,900)          --
                                             ---------    ---------    ---------
Ending balances                              $  51,740    $  44,982    $  49,689
                                             =========    =========    =========

ACCUMULATED OTHER
       COMPREHENSIVE INCOME
       (LOSS):
                Beginning balances           $   1,169    $  (9,489)   $ (28,597)
                Change in net
                       unrealized gains
                       (losses) on bonds
                       and notes available
                       for sale                 29,401       37,497       32,324
                Change in net
                       unrealized gains
                       (losses) on equity
                       securities                 (161)        (300)         (27)
                Change in adjustment
                       to deferred
                       acquisition costs        (9,700)     (20,800)      (2,900)
                Tax effects of net
                       changes                  (6,839)      (5,739)     (10,289)
                                             ---------    ---------    ---------
Ending balances                              $  13,870    $   1,169    $  (9,489)
                                             =========    =========    =========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

8.    SHAREHOLDER'S EQUITY (Continued)

      Gross unrealized gains (losses) on fixed maturity and equity securities included in accumulated other comprehensive income are as follows:

                                   December 31,   December 31,
                                       2002           2001
                                   ------------   ------------
                                         (In thousands)
Gross unrealized gains               $ 62,953       $ 26,909
Gross unrealized losses               (28,415)       (21,610)
Adjustment to DAC                     (13,200)        (3,500)
Deferred income taxes                  (7,468)          (630)
                                     --------       --------
Accumulated other comprehensive
  income                             $ 13,870       $  1,169
                                     ========       ========


      Dividends that the Company may pay to its shareholder in any year without prior approval of the New York Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to stockholders by a life insurance company domiciled in the State of New York without obtaining the prior approval of the Director of Insurance is limited to the lesser of the Company's net gain from operations of the preceding year's statutory annual statement or 10% of preceding year's statutory surplus. The Company paid a dividend of $12,900,000 to its Parent on April 2, 2001. Currently, the maximum amount of dividends which can be paid to the Company's stockholder in the year 2003 without prior approval, would be 10% of the Company's December 31, 2002 surplus, or $12,314,000.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net loss for the year ended December 31, 2002 was approximately $1,731,000 and the net income for the year ended December 31, 2001 and 2000 was approximately $4,525,000 and $21,597,000, respectively. The Company's statutory capital and surplus totaled approximately $124,009,000 at December 31, 2002, $122,209,000 at December 31, 2001 and $132,289,000 at December 31, 2000.

9.    INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                                 Net
                                               realized
                                              Investment
                                                Gains
                                               (Losses)     Operations      Total
                                              ----------    ----------    ----------
                                                          (In thousands)
Year ended December 31, 2002:

Currently payable                             $  (11,289)   $   (5,182)   $  (16,471)
Deferred                                           7,780        17,723        25,503
                                              ----------    ----------    ----------

       Total income tax (benefit)
              expense                         $   (3,509)   $   12,541      $  9,032
                                              ==========    ==========    ==========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.    INCOME TAXES (Continued)

                                                 Net
                                               realized
                                              Investment
                                                Gains
                                               (Losses)     Operations      Total
                                              ----------    ----------    ----------
                                                          (In thousands)
Year ended December 31, 2001:

Currently payable                                $(2,149)      $ 7,822       $ 5,673
Deferred                                          (5,371)        5,878           507
                                              ----------    ----------    ----------
  Total income tax (benefit)
    expense                                      $(7,520)      $13,700       $ 6,180
                                              ==========    ==========    ==========

Year ended December 31, 2000:

Currently payable                                $(1,751)      $ 6,003      $ 4,252
Deferred                                          (5,960)        6,033           73
                                              ----------    ----------    ----------

       Total income tax (benefit)
              expense                            $(7,711)      $12,036      $ 4,325
                                              ==========    ==========    ==========


      Income taxes computed at the United States federal income tax rate of 35% and income tax expenses reflected in the statement of income and comprehensive income differ as follows:

                                                    Years Ended December 31,
                                                --------------------------------
                                                 2002        2001         2000
                                                -------     -------     --------
                                                        (In thousands)
Amount computed at
   statutory rate                               $ 5,527     $ 5,213     $ 4,062

Increases (decreases) resulting from:
    State income taxes,
      net of federal tax
      benefit                                     2,103         795         541
    Dividends received
      deduction                                    (144)       (509)       (837)
    Other, net                                    1,546         681         559
                                                -------     -------     --------
    Total income tax
      expense                                   $ 9,032     $ 6,180     $ 4,325
                                                =======     =======     ========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.    INCOME TAXES (Continued)

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the (receivable) liability for Deferred Income Taxes are as follows:

                                              Years Ended December 31,
                                             ---------------------------
                                               2002        2001
                                             --------    ----------
DEFERRED TAX LIABILITIES:                         (In thousands)
  Investments                                $  4,899    $       --
  Deferred acquisition costs                   31,106        19,073
  Other liabilities                             4,026         4,838
  Net unrealized gains on debt and
    equity securities available for
    sale                                        7,468           630
                                             --------    ----------
  Total deferred tax liabilities               47,499        24,541
                                             --------    ----------
DEFERRED TAX ASSETS:
  Contractholder reserves                      (9,790)      (12,910)
  Other assets                                 (7,315)      (13,578)
                                             --------    ----------
  Total deferred tax assets                   (17,105)      (26,488)
                                             --------    ----------
  Deferred income taxes                      $ 30,394    $   (1,947)
                                             ========    ==========

      In the Company's opinion, the deferred taxes will be fully realized and no valuation allowance is necessary because the Company has the ability to generate sufficient future taxable income to realize the tax benefits.

10.   RELATED-PARTY MATTERS

      The Company pays commissions to nine affiliated companies: SunAmerica Securities, Inc.; Advantage Capital Corp.; Financial Services Corp.; Sentra Securities Corp.; Spelman & Co. Inc.; Royal Alliance Associates, Inc.; VALIC Financial Advisors; VALIC Financial Advisors, Inc.; and American General Equity Services Corporation. Commissions paid to these broker-dealers totaled $1,143,000 in the year ended December 31, 2002, $1,332,000 in the year ended December 31, 2001 and $2,058,000 in the year ended December 31, 2000. These affiliated broker-dealers represent a significant portion of the Company's business, amounting to 4.8%, 17.4% and 30.5% of premiums for each of the respective periods.

      Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from its Parent, SAI and AIG. Amounts paid for such services totaled $8,399,000 for the year ended December 31, 2002, $6,469,000 for the year ended December 31, 2001 and $8,229,000 for the year ended December 31, 2000. The component of such costs which relate

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.   RELATED-PARTY MATTERS (Continued)

      to the production or acquisition of new business during these period amounted to $3,305,000, $1,930,000 and $3,581,000, respectively, and is deferred and amortized as part of Deferred Acquisition Costs. The other components of these costs are included in General and Administrative Expenses in the statement of income.

      Beginning in July 2002, the Company began marketing fixed annuities through a new financial institution partner. These annuities are administered by AIG Annuity Insurance Company, an affiliate of the Company. Costs charged to the Company to administer these policies were approximately $1,046,000 in 2002. Additionally, costs charged to the Company for marketing such policies amounted to $1,103,000 and is deferred and amortized as part of Deferred Acquisition Costs. Effective November 2002, the responsibility for administration of the remaining block of fixed annuities was assumed by AIG Annuity Insurance Company, who the Company reimburses for their cost of administration. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

      On December 9, 2002, the Company entered into a profit sharing agreement with AIG SunAmerica Asset Management Corp. ("SAAMCO"), a registered investment advisor and affiliate of the Company, whereby SAAMCO will contribute to the Company on a quarterly basis its profits earned in connection with its role as investment advisor and/or business manager to several open-end investment management companies registered under the Investment Company Act of 1940, as amended, that fund the variable investment options available to investors through the Company's variable annuity contracts (the "SAAMCO Agreement"). The SAAMCO Agreement was retroactive to January 1, 2002. Variable annuity fees of $1,777,000 were included in the statement of operations relating to the SAAMCO Agreement for the year ended December 31, 2002. Of this amount, $1,639,000 has been paid to the Company in 2002 and $138,000 remains a receivable from SAAMCO at December 31, 2002.

      The Company paid $7,000 of management fees to an affiliate of the Company to administer its securities lending program (see Note 2) for the year ended December 31, 2002.

      On April 2, 2001, the Company made a $12,900,000 dividend payment to its Parent (See Note 8).

      During the year ended December 31, 2000, the Company transferred $16,741,000 in cash and short-term investments to AIG SALAC related to an actuarial adjustment on the policy enhancements related to the Acquisition (See Note 3).

                           PART C -- OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

(a)   Financial Statements

      The following financial statements are included in Part B of the Registration Statement:

      Financial statements of First SunAmerica Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002.


     Financial statements of FS Variable Annuity Account Two at August 31, 2002 and for each of the two years in the period ended August 31, 2002 are incorporated by reference.

(b)   Exhibits


(1)      Resolutions Establishing Separate Account------------------------------        *

(2)      Custody Agreements-----------------------------------------------------        Not Applicable

(3)      (a)      Form of Distribution Contract---------------------------------        **

         (b)      Form of Selling Agreement-------------------------------------        *

(4)      (a)      Variable Annuity Contract-------------------------------------        **

(5)      Application for Contract-----------------------------------------------        **

(6)      Depositor -- Corporate Documents
         (a)      Certificate of Incorporation----------------------------------        *

         (b)      By-Laws-------------------------------------------------------        *
(7)      Reinsurance Contract---------------------------------------------------        Not Applicable

(8)      Form of Fund Participation Agreement

         (a)      Mutual Fund Variable Annuity Trust----------------------------        **

(9)      Opinion of Counsel-----------------------------------------------------        *

         Consent of Counsel-----------------------------------------------------        Not Applicable

(10)     Consent of Independent Accountants-------------------------------------        Filed Herewith

(11)     Financial Statements Omitted from Item 23------------------------------        Not Applicable

(12)     Initial Capitalization Agreement---------------------------------------        Not Applicable

(13)     Performance Computations-----------------------------------------------        Not Applicable

(14)     Diagram and Listing of All Persons Directly or Indirectly Controlled
         By or Under Common Control with AIG SunAmerica, the Depositor of
         Registrant-------------------------------------------------------------        Filed Herewith

(15)     Power of Attorney
         (a)      December 2000-------------------------------------------------        +

         (b)      December 2002-------------------------------------------------        ++


* Incorporated by reference to Post-Effective Amendment Nos. 4 and 6 to File Nos. 033-81470 and 811-08624, filed December 24, 1997, Accession No. 0000950148-97-003105.

** Incorporated by reference to Post-Effective Amendment Nos. 1 and 3 to File Nos. 033-81470 and 811-08624, filed November 14, 1995, Accession No. 0000950148-95-000805.

+ Incorporated by reference to Post-Effective Amendment Nos. 10 and 11 to File Nos. 033-81470 and 811-08624, filed December 19, 2000, Accession No. 0000950148-00-002511.

++ Incorporated by reference to Post-Effective Amendment Nos. 14 and 15 to File Nos. 033-81470 and 811-08624, filed December 20, 2002, Accession No. 0000950148-02-002988.

Item 25. Directors and Officers of the Depositor

The officers and directors of First SunAmerica Life Insurance Company (First SunAmerica) are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

NAME                                POSITION
----                                --------
Jay S. Wintrob                      Chief Executive Officer, President and Director
James R. Belardi                    Director and Senior Vice President
Marc H. Gamsin                      Director and Senior Vice President
N. Scott Gillis***                  Director and Senior Vice President
Jana W. Greer***                    Director and Senior Vice President
Edwin R. Raquel***                  Senior Vice President and Chief Actuary
Maurice S. Hebert***                Vice President and Controller
Gregory M. Outcalt                  Senior Vice President
Stewart R. Polakov***               Vice President
Christine A. Nixon                  Director, Vice President and Secretary
Ron H. Tani                         Vice President
Mark A. Zaeske                      Treasurer
Virginia N. Puzon                   Assistant Secretary
M. Bernard Aidinoff*                Director
Marion E. Fajen*                    Director
Patrick Foley*                      Director
Cecil C. Gamwell III*               Director
Jack R. Harnes*                     Director
John I. Howell*                     Director
Ernest T. Patrikis*                 Director
Howard I. Smith*                    Director
Bruce Abrams**                      Senior Vice President
Michael Akers**                     Senior Vice President
Kurt Bernlohr**                     Vice President
Michael H. Powers**                 Vice President

*      70 Pine Street, New York, NY 100270

**  2929 Allen Parkway, Houston, TX 77019

*** 21650 Oxnard Street, Woodland Hills, CA 91367

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

The Registrant is a separate account of First SunAmerica (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 filed herewith. An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, accession number 0000950123-03-003570, filed March 31, 2003.


Item 27. Number of Contract Owners


As of March 1, 2003, the number of Vista Capital Advantage Variable Annuity contracts funded by FS Variable Annuity Account Two was 597 of which 235 were qualified contracts and 362 were non-qualified contracts.


Item 28. Indemnification


Section 719 of the Business Corporation Law of the State of New York permits the indemnification of directors, officers, employees and agents of New York corporations. Section 10 of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent required or permitted by the Laws of the State of New York, now or hereafter in force, whether such persons are serving the Company, or, at its request, any other entity, which indemnification shall include the advance of expenses under the procedures and to the full extent permitted by law. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless J.P. Morgan Fund Distributors, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.


Pursuant to the Selling Agreement, a form of which is filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

Item 29 Principal Underwriter


         J.P. Morgan Fund Distributors, Inc. serves as distributor to the Registrant. Its principal business address is 522 Fifth Avenue, New York, New York 10036. The following are the directors and officers of J.P. Morgan Fund Distributors, Inc.



NAME                      POSITION WITH DISTRIBUTOR
----                      -------------------------
Andrew Corbin             Director, Treasurer
William J. Tomko          President
Richard F. Froio          Vice President, Chief Compliance Officer
Charles Linn Booth        Vice President, Assistant Compliance Officer
Olusegun T. Lawal         Financial Operations Officer
Dennis Sheehan            Director
Kevin J. Dell             Secretary
Edward S. Forman          Assistant Secretary




                         NET DISTRIBUTION    COMPENSATION ON
     NAME OF               DISCOUNTS AND      REDEMPTION OR       BROKERAGE
   DISTRIBUTOR              COMMISSIONS       ANNUITIZATION      COMMISSIONS    COMPENSATION*
   -----------              -----------       -------------      -----------    -------------
J.P. Morgan Fund              None                None                None           None
Distributors, Inc.


Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

Registrant undertakes to:1. file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;
2. include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and 3. deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Registrant hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88). The Registrant has complied with conditions one through four on the no-action letter.

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Depositor represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the Requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to its registration statement and has caused this Post-Effective Amendment Nos. 15 and 16 to the registration statement on Form N-4 File No. 033-81470 to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 24th day of April 2003.



                                       FS VARIABLE ANNUITY ACCOUNT TWO
                                       (Registrant)


                                       By:  FIRST SUNAMERICA LIFE INSURANCE
                                            COMPANY (Depositor)

                                       By:  /s/ Jay S. Wintrob
                                            ------------------
                                       Jay S. Wintrob, Chief Executive Officer

                                       By:  FIRST SUNAMERICA LIFE INSURANCE
                                            COMPANY (Depositor)

                                       By:  /s/ Jay S. Wintrob
                                            ------------------
                                       Jay S. Wintrob, Chief Executive Officer


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

         SIGNATURE                                        TITLE                               DATE
         ---------                                        -----                               ----
Jay S. Wintrob*                           Chief Executive Officer, President &              April 24, 2003
--------------------------------                        Director
Jay S. Wintrob                                (Principal Executive Officer)


M. Bernard Aidinoff*                                    Director                            April 24, 2003
--------------------------------
M. Bernard Aidinoff

James R. Belardi*                                       Director                            April 24, 2003
--------------------------------
James R. Belardi

Marion E. Fajen*                                        Director                            April 24, 2003
--------------------------------
Marion E. Fajen

Patrick J. Foley*                                       Director                            April 24, 2003
--------------------------------
Patrick J. Foley

Marc H. Gamsin*                                         Director                            April 24, 2003
--------------------------------
Marc H. Gamsin

Cecil C. Gamwell III*                                   Director                            April 24, 2003
--------------------------------
Cecil C. Gamwell III


N. Scott Gillis*                                       Director &                           April 24, 2003
--------------------------------                  Senior Vice President
N. Scott Gillis                               (Principal Financial Officer)


Jana W. Greer*                                          Director                            April 24, 2003
--------------------------------
Jana W. Greer

Jack R. Harnes*                                         Director                            April 24, 2003
--------------------------------
Jack R. Harnes

Maurice S. Hebert*                             Vice President & Controller                  April 24, 2003
--------------------------------             (Principal Accounting Officer)
Maurice S. Hebert


John I. Howell*                                         Director                            April 24, 2003
--------------------------------
John I. Howell

Christine A. Nixon*                                     Director                            April 24, 2003
--------------------------------
Christine A. Nixon

Ernest T. Patrikis*                                     Director                            April 24, 2003
--------------------------------
Ernest T. Patrikis

Howard I. Smith*                                        Director                            April 24, 2003
--------------------------------
Howard I. Smith

*/s/ Mallary Reznik                                                                         April 24, 2003
--------------------------------
Mallary Reznik
Attorney-in-fact

EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------
(10)                Consent of Independent Accountants
(14)                Diagram and Listing of All Persons Directly
                  or Indirectly Controlled by or Under Common
                  Control with First SunAmerica Life Insurance
                  Company, the Depositor of Registrant